MERGER AGREEMENT


     THIS MERGER AGREEMENT (the "AGREEMENT") is entered into this 26 day of June 2003, by and among INFE, INC., a Florida corporation ("PARENT"), PACER ACQUISITION, INC., a Florida corporation and wholly-owned subsidiary of Parent ("MERGER SUB"), PACER HEALTH CORPORATION, a Florida corporation ("PACER") and the shareholders of Pacer listed on SCHEDULE A attached hereto (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").


                                    RECITALS:

     A. The Shareholders own all of the outstanding capital stock of Pacer. The authorized capital stock of Pacer consists of One Hundred Thousand (100,000) shares of common stock, no par value (the "PACER COMMON STOCK"). As of the date hereof, One Thousand (1,000) shares of Pacer Common Stock are issued and outstanding (the "PACER SHARES").

     B. Parent owns all of the outstanding capital stock of Merger Sub. The authorized capital stock of Merger Sub consists of One Thousand (1,000) shares of common stock, par value $0.01 per share (the "MERGER SUB COMMON STOCK"). One Hundred (100) shares of Merger Sub Common Stock are issued and outstanding.

     C. Upon the terms and subject to the conditions set forth in this Agreement, the parties desire to merge Pacer with Merger Sub (the "MERGER"), with Pacer surviving. In consideration therefore, Parent, deriving a material benefit from the Merger, shall issue to the Shareholders the Merger Consideration as described in Section 1.2 below.


                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   THE MERGER AND RELATED TRANSACTIONS.
          ------------------------------------

          1.1. MERGER. In accordance with the provisions of this Agreement, the Florida Business Corporation Act (the "FBCA") and other applicable law, on the Closing Date (as defined below), Pacer shall be merged with Merger Sub. Pacer shall be the surviving corporation (hereinafter sometimes referred to as the "SURVIVING CORPORATION") and shall continue its corporate existence under the laws of the State of Florida as a wholly-owned subsidiary of Parent. As of the Closing (as defined below), the separate existence of Merger Sub shall cease. On the Closing Date and by virtue of the Merger and without any action on the part of the Shareholders, the Pacer Shares shall be automatically canceled and shall entitle the Shareholders to receive the Merger Consideration set forth in Section 1.2 hereof.

          1.2. MERGER CONSIDERATION. The merger consideration (the "MERGER CONSIDERATION") shall be equal to One Hundred Eleven Million Six Hundred Thousand (111,600,000) newly-issued shares of common stock ("COMMON STOCK MERGER SHARES"), par value $0.0001 per share, of the Parent (the "PARENT COMMON STOCK"), and one (1) newly-issued share of preferred stock (the "PREFERRED MERGER SHARE" and together with the Common Stock Merger Shares, the "MERGER SHARES"), par value $0.0001, of the Company (the "PARENT PREFERRED STOCK"),
convertible, at the option of holder thereof, into Three Hundred Eighteen Million Eight Hundred Twenty Two Thousand Nine Hundred Three (318,822,903) shares of Parent Common Stock, which such shares of Parent Common Stock together with the Parent Common Stock issued under this Section 1.2 shall equal ninety percent (90%) of the total issued and outstanding shares of Parent Common Stock, on a fully-diluted basis as of the Closing Date.

          1.3. MANNER OF PAYMENT. At Closing, the Merger Shares shall be issued and delivered to the Shareholders.

          1.4. CLOSING. The parties to this Agreement shall file Articles of Merger (as defined below) pursuant to FBCA, cause the Merger to become effective and consummate the other transactions contemplated by this Agreement (the "CLOSING") no later than July 1, 2003; PROVIDED, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in Sections 6, 7 and 8 hereof. The date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall take place at the offices of counsel to Parent, or at such other place as may be mutually agreed upon by the parties hereto. At the Closing, (i) the Shareholders shall deliver to Merger Sub the original stock certificates representing the Pacer Shares, together with stock powers duly executed in blank; and (ii) Parent shall deliver to the Shareholders stock certificates representing the Merger Shares.

          1.5. PLAN OF MERGER; ARTICLES OF MERGER. The parties to this Agreement shall cause Pacer and Merger Sub to enter into a plan of merger on the date hereof, a copy of which is attached hereto as EXHIBIT "A" (the "PLAN OF MERGER"), and, at the Closing, to execute the Articles of Merger in the form attached hereof as EXHIBIT "B" (the "ARTICLES OF MERGER"). The Articles of Merger shall be filed with the Secretary of the State of Florida on the Closing Date in accordance with the FBCA.

          1.6. APPROVAL OF MERGER. By his execution of this Agreement, each Shareholder hereby ratifies, approves and adopts the Plan of Merger for all purposes under applicable law. On or before the execution of this Agreement, the respective Boards of Directors of Parent, Merger Sub and Pacer, shall have approved this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby. In addition, Parent shall have approved the same as the sole shareholder of the Merger Sub.

     2.   ADDITIONAL AGREEMENTS.
          ---------------------

          2.1.    ACCESS AND INSPECTION, ETC.
                  ---------------------------

                  2.1.1. ACCESS BY PACER. Pacer has allowed and shall allow Parent and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of Pacer for the purpose


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

of making such investigations as Parent may reasonably request in connection with the transactions contemplated hereby, and Pacer shall furnish Parent such information concerning its affairs as Parent may reasonably request. Pacer has caused and shall cause its personnel to assist Parent in making such investigation and shall use its best efforts to cause the counsel, accountants, and other non-employee representatives of Pacer to be reasonably available to Parent for such purposes.

                  2.1.2. ACCESS BY PARENT. Parent has allowed and shall allow Pacer and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of Parent for the purpose of making such investigations as Pacer may reasonably request in connection with the transactions contemplated hereby, and Parent shall furnish Pacer such information concerning Parent's affairs as Pacer may reasonably request. Parent has caused and shall cause its personnel to assist Pacer in making such investigation and shall use its and his best efforts to cause the counsel, accountants, and other non-employee representatives of Parent to be reasonably available to Pacer for such purposes.

          2.2. CONFIDENTIAL TREATMENT OF INFORMATION. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement (including the Exhibits and Schedules hereto), all matters relating hereto and all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated pursuant to Section 11 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

          2.3. PUBLIC ANNOUNCEMENTS. After the date hereof and prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties (which consent shall not be unreasonably withheld), except as may be required by law.

          2.4.    SECURITIES LAW COMPLIANCE.
                  --------------------------

                  2.4.1. SEC DOCUMENTS. Parent is a reporting company as defined under the Securities and Exchange Act of 1934 and is publicly traded on the Over-the-Counter Bulletin Board under the symbol "INFE." Parent has filed all documents with the Securities and Exchange Commission ("SEC") required to be filed by it pursuant to the Securities and Exchange Act of 1934. Such documents do not contain any untrue statement of material fact and do not omit to state a material fact required to be stated therein and are not otherwise misleading.

                  2.4.2. EXEMPTION. The issuance of the Merger Shares to the Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, by reason of the exemption provided by Section 4(2) thereof, and the Merger Shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of Parent's counsel, such transfer complies with an exemption from such registration. All certificates


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

evidencing the Merger Shares to be issued to the Shareholders shall be legended to reflect the foregoing restriction.

          2.5. BEST EFFORTS. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

          2.6. FURTHER ASSURANCES. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement.

     3.   REPRESENTATIONS,   COVENANTS   AND   WARRANTIES   OF  PACER   AND  THE
SHAREHOLDERS.

     To induce Parent and Merger Sub to enter into this Agreement and to consummate the transactions contemplated hereby, Pacer and the Shareholders represent and warrant to and covenant with Parent and Merger Sub as of the date hereof and as of the Closing Date, the following:

          3.1. ORGANIZATION; COMPLIANCE. Pacer is a corporation duly organized, validly existing and in good standing under the laws of Florida.
Pacer is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on Pacer. Schedule 3.1 lists all locations where Pacer has an office or place of business and the nature of the ownership interest in such property (fee, lease, or other).

          3.2.    CAPITALIZATION AND RELATED MATTERS.
                  ----------------------------------

                         (a)    Pacer has an  authorized  capital  consisting of
One Hundred Thousand (100,000) shares of common stock, no par value, of which One Thousand (1,000) shares are issued and outstanding at the date hereof. All shares of Pacer Common Stock are duly and validly issued, fully paid and nonassessable. No shares of Pacer Common Stock (i) were issued in violation of the preemptive or any other rights of any shareholder, or (ii) are held as treasury stock.

                         (b)    There are no outstanding  securities convertible
or exchangeable into capital stock of Pacer nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock. Pacer: (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

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

                         (c)    The  Shareholders  are,  and will be at Closing,
the record and beneficial owner of One Thousand (1,000) shares of Pacer Common Stock, free and clear of all claims, liens, options, agreements, restrictions, and encumbrances whatsoever and no Shareholder is a party to any agreement, understanding or arrangement, direct or indirect, relating to Pacer Common Stock, including, without limitation, agreements, understandings or arrangements regarding voting or sale of such stock. The Shareholders own all of the issued and outstanding capital stock of Pacer.

          3.3. SUBSIDIARIES. Except as set forth on Schedule 3.3 hereto, Pacer owns (a) no shares of capital stock of any other corporation, including any joint stock company, and (b) no other proprietary interest in any company, partnership, trust or other entity, including any limited liability company.

          3.4.    EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.
                  ------------------------------------------

                         (a)    This Agreement is a valid and binding  agreement
of Pacer and the Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. Pacer and the Shareholders have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by them in connection with the Closing and to perform their obligations under this Agreement.

                         (b)    The execution and delivery of this  Agreement by
Pacer and the Shareholders does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the Articles of Incorporation or Bylaws of Pacer, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which Pacer or any Shareholder is a party, pursuant to which Pacer or any Shareholder otherwise receives benefits, or to which any of the properties of Pacer or any Shareholder is subject, or violate any judgment, order, decree, statute or regulation applicable to Pacer or any Shareholder or by which any of them may be subject.

          3.5. CORPORATE RECORDS. The statutory records, including the stock register and minute books of Pacer, fully reflect all issuances, transfers and redemptions of its capital stock, currently show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the Articles of Incorporation or other organizational documents and all amendments thereto, the Bylaws as amended and currently in force, and all minutes or resolutions of all corporate actions taken by the shareholders or Board of Directors of Pacer.

          3.6.    FINANCIAL STATEMENTS.
                  --------------------

                         (a)    Pacer has delivered to Parent unaudited  balance
sheet of Pacer as of May 31, 2003 (the "PACER BALANCE SHEET") and the related statements of income, shareholders' equity and cash flows of Pacer for the period ended May 31, 2003. All the foregoing financial statements, and any


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

financial statements delivered pursuant to Section 3.6(c) below, are referred to herein collectively as the "PACER FINANCIAL STATEMENTS."

                         (b)    The  Pacer  Financial  Statements  have been and
will be prepared in accordance with GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes, applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of Pacer as at the dates thereof and the results of the operations of Pacer for the periods then ended, and are true and complete and are consistent with the books and records of Pacer.

                         (c)    Until  Closing,  Pacer  will  furnish  to Parent
unaudited interim financial statements of Pacer for each month subsequent to May 31, 2003 as soon as practicable but in any event within thirty (30) days after the close of any such month.

          3.7. LIABILITIES. Except as set forth on Schedule 3.7, Pacer has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Pacer Balance Sheet, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since the date of the Balance Sheet, none of which have had or will have a material adverse effect on the financial condition of Pacer.

          3.8. ABSENCE OF CHANGES. Except as described in Schedule 3.8, from May 31, 2003 to the date of this Agreement there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of Pacer or in its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a material adverse effect on the business, properties or financial condition of Pacer.

          3.9. TITLE TO PROPERTIES. Pacer has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all encumbrances, liens or charges of any kind or character.

          3.10. COMPLIANCE WITH LAW. The business and activities of Pacer has at all times been conducted in accordance with its Articles of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, Pacer License (as defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on Pacer.

          3.11. TAXES. Pacer has duly filed all federal, state, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by Pacer have been paid to the extent that such taxes have become due. Pacer has withheld proper and accurate amounts from its


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

employees for all periods in full compliance with the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by Pacer for the extension of time for the assessment of any taxes. There are not now any examinations of the income tax returns of Pacer pending, or any proposed deficiencies or assessments against Pacer of additional taxes of any kind.

          3.12. REAL PROPERTIES. Pacer has no ownership interest in real property.

          3.13. LEASES OF REAL PROPERTY. All leases pursuant to which Pacer is a lessee of any real property (the "PACER LEASES") are listed in Schedule 3.13 and are valid and enforceable in accordance with their terms. There is not under any of such Leases any material default or any claimed material default by Pacer or any event of default or event which with notice or lapse of time, or both, would constitute a material default by Pacer and in respect to which Pacer has not taken adequate steps to prevent a default on its part from occurring. The copies of the Leases heretofore furnished to Parent are true, correct and complete, and such Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. Pacer is lawfully in possession of all real properties of which they are a lessee (the "PACER LEASED PROPERTIES").

          3.14. CONTINGENCIES. There are no actions, suits, claims or proceedings pending, or to the knowledge of the Shareholders threatened against, by or affecting, Pacer in any court or before any arbitrator or governmental agency that may have a material adverse effect on Pacer or which could materially and adversely affect the right or ability of any Shareholder to consummate the transactions contemplated hereby. To the knowledge of the Shareholders, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against Pacer. There are no unsatisfied judgments against Pacer and no consent decrees or similar agreements to which Pacer is subject and which could have a material adverse effect on Pacer.

          3.15. INTELLECTUAL PROPERTY RIGHTS. Pacer is not, and will not be, subject to any liability, direct or indirect, for infringement damages, royalties, or otherwise, by reason of (a) the use of the name "Pacer" in or outside the United States or (b) the business operations of Pacer, at any time prior to the Closing Date. Pacer has not registered the name "Pacer" for trademark or use rights with any state or federal agency for exclusive use.

          3.16. MATERIAL CONTRACTS. Schedule 3.16 contains a complete list of all contracts of Pacer, which involve consideration in excess of the equivalent of $25,000 or have a term of one year or more (the "PACER MATERIAL CONTRACTS"). Pacer has delivered to Parent a true, correct and complete copy of each of the written contracts. Except as disclosed in Schedule 3.16: (a) Pacer has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by Pacer or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by Pacer or any Shareholder to exist.

          3.17.   EMPLOYEE BENEFIT MATTERS.
                  ------------------------

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

                         (a)    Except as disclosed in Schedule 3.17, Pacer does
not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees other than salaries, sales commissions and bonuses, including, but not limited to, any pension, profit sharing, stock option, retirement, bonus, hospitalization, insurance, severance, vacation or other employee benefits (including any housing or social fund contributions) under any practice, agreement or understanding.

                         (b)    Each employee  benefit plan  maintained by or on
behalf of Pacer or any other party (including any terminated pension plans) which covers or covered any employees or former employees of Pacer (collectively, the "PACER EMPLOYEE BENEFIT PLAN") is listed in Schedule 3.17. Pacer has delivered to Parent true and complete copies of all such plans and any related documents. With respect to each such plan: (i) no litigation, administrative or other proceeding or claim is pending, or to the knowledge of the Shareholders, threatened or anticipated involving such plan; (ii) there are no outstanding requests for information by participants or beneficiaries of such plan; and (iii) such plan has been administered in compliance in all material respects with all applicable laws and regulations.

                         (c)    Pacer has  timely  made  payment  in full of all
contributions to all of the Pacer Employee Benefit Plans which Pacer was obligated to make prior to the date hereof; and there are no contributions declared or payable by Pacer to any Pacer Employee Benefit Plan which, as of the date hereof, has not been paid in full.

          3.18. POSSESSION OF FRANCHISES, LICENSES, ETC. Pacer possesses all material franchises, certificates, licenses, permits and other authorizations (collectively, the "Pacer Licenses") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted.

          3.19. ENVIRONMENTAL MATTERS. (i) Pacer is not in violation, in any material respect, of any Environmental Law (as defined below); (ii) Pacer has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined below) and other materials required for the operation of its business at present operating levels; and (iii) Pacer is not liable or responsible for any material clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of Pacer (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by Pacer. As used herein, (a) "ENVIRONMENTAL LAWS" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "WASTES" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

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

          3.20. AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES. Except as disclosed in the Pacer Financial Statements, Pacer is not a party to any contract, agreement, lease or transaction with, or any other commitment to, (a) any Shareholder, (b) any person related by blood, adoption or marriage to any Shareholder, (c) any director or officer of Pacer, (d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "PACER RELATED PARTY" and, collectively, as the "PACER RELATED PARTIES"). Without limiting the generality of the foregoing, except as disclosed in Pacer Financial Statements, no Pacer Related Party, directly or indirectly, owns or controls any assets or properties which are used in the business of Pacer.

          3.21. BUSINESS PRACTICES. Pacer has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office.

          3.22. WORKING CAPITAL. Pacer has sufficient capital to settle the debts and obligations of Parent, in a timely fashion, and to sustain ongoing and contemplated operating activities of Pacer.

          3.23. LITIGATION. There is no suit, action or proceeding pending, and no person has overtly-threatened in a writing delivered to Pacer or the Shareholders to commence any suit, action or proceeding, against or affecting Pacer that would, individually or in the aggregate, have a material adverse effect on Pacer, nor is there any judgment, decree, injunction, or order of any governmental entity or arbitrator outstanding against, or, to the knowledge of Pacer, pending investigation by any governmental entity involving, Pacer or any Shareholders that individually or in the aggregate would have a material adverse effect on Pacer.

          3.24. FULL DISCLOSURE. No representation or warranty of the Shareholders contained in this Agreement, and none of the statements or information concerning Pacer contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.   REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.
          -------------------------------------------------------

     To induce Pacer and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, Parent and Merger Sub jointly and severally represent and warrant to and covenant with Pacer and the Shareholders as follows:

          4.1. ORGANIZATION; COMPLIANCE. Parent is a corporation duly organized, validly existing and in good standing under the laws of Florida. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Florida. Parent and each of its subsidiaries is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on Parent. Schedule 4.1 lists all locations where Parent or any of its subsidiaries has an office or place of business and the nature of the ownership interest in such property (fee, lease, or other).

          4.2.    CAPITALIZATION AND RELATED MATTERS.
                  ----------------------------------

                         (a)    Parent   has   an   authorized   capital   stock
consisting of Two Hundred Million (200,000,000) shares of common stock, par value $0.0001 per share, of which Forty Six Million Eight Hundred Seventy Four Thousand Seven Hundred Sixty Seven (46,874,767) shares were issued and outstanding as of the date hereof, and Twenty Million (20,000,000) shares of preferred stock, par value $0.0001, none of which have been issued. All shares of Parent Common Stock are duly and validly issued, fully paid and nonassessable, and the Merger Shares will be, when issued, duly and validly authorized and fully paid and nonassessable, and will be issued to the Shareholders free and clear of all encumbrances, claims and liens whatsoever. No shares of Parent Common Stock (i) were issued in violation of the preemptive or any other rights of any shareholder, or (ii) are held as treasury stock.

                         (b)    At  Closing,  Merger Sub shall  have  authorized
capital consisting of One Thousand (1,000) shares of common stock, $0.01 par value per share, One Hundred (100) of which shall be issued to and owned by Parent free and clear of all claims, liens, options, agreements, restrictions, and encumbrances whatsoever and Parent is not party to any agreement, understanding or arrangement, direct or indirect, relating to Merger Sub Common Stock, including, without limitation, agreements, understandings or arrangements regarding voting or sale of such stock. All shares of Merger Sub Common Stock are duly and validly issued, fully paid and nonassessable. No shares of Merger Sub Common Stock (i) were issued in violation of the preemptive or any other rights of any shareholder, or (ii) are held as treasury stock.

                         (c)    Except as set forth on  Schedule  4.2(c),  there
are not outstanding any securities convertible or exchangeable into capital stock of Parent nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock, and at Closing Merger Sub will not have any such convertible securities, calls or commitments. Neither Parent nor Merger Sub: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

                         (d)    SUBSIDIARIES.  Except  for Merger Sub and as set
forth on Schedule 4.2(d)(i) hereto, Parent owns (a) no shares of capital stock of any other corporation, including any joint stock company, and (b) no other proprietary interest in any company, partnership, trust or other entity, including any limited liability company. At Closing, Parent will own no more than five percent (5%) of any corporation other than Merger Sub and those corporations set forth on Schedule 4.2(d)(ii). At Closing (i) Merger Sub will not have any material liabilities or obligations, and no employees; and (ii) Merger Sub's only material asset will be the Pacer Shares to be purchased hereunder.

          4.3.    EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.
                  ------------------------------------------

                         (a)    This Agreement is a valid and binding  agreement
of Parent and Merger Sub, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. Parent and Merger Sub have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by them in connection with the Closing and to perform their obligations under this Agreement.

                         (b)    The execution and delivery of this  Agreement by
Parent and Merger Sub does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the Articles of Incorporation or Bylaws of Parent or Merger Sub, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which Parent or Merger Sub is a party, pursuant to which Parent or Merger Sub otherwise receives benefits, or to which any of the properties of Parent or Merger Sub is subject, or violate any judgment, order, decree, statute or regulation applicable to Parent or Merger Sub or by which any of them may be subject.

          4.4. CORPORATE RECORDS. The statutory records, including the stock register and minute books of Parent and Merger Sub, fully reflect all issuances, transfers and redemptions of their respective capital stock, currently shows and will correctly show the total number of shares of their respective capital stock issued and outstanding on the date hereof and on the Closing Date, the Articles of Incorporation or other organizational documents and all amendments thereto, the Bylaws as amended and currently in force, and all minutes or resolutions of corporate actions taken by the shareholders or Board of Directors of Parent or Merger Sub, as applicable.

          4.5.    FINANCIAL STATEMENTS.
                  --------------------

                         (a)    Parent  has  delivered  to  Pacer  (i)  year-end
audited financial statements for the year ended November 30, 2002, and (ii) unaudited balance sheet of Parent as of February 28, 2003 (the "PARENT BALANCE SHEET"), and the related statements of income, shareholders' equity and cash flows of Parent for the period ended February 28, 2003. All the foregoing financial statements, and any financial statements delivered pursuant to Section 4.5(c) below, are referred to herein collectively as the "PARENT FINANCIAL STATEMENTS."

                         (b)    The Parent  Financial  Statements  have been and
will be prepared in accordance with GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes, applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of Parent as at the dates thereof and the results of the operations of Parent for the periods then ended, and are true and complete and are consistent with the books and records of Parent.

                         (c)    Until  Closing,  Parent  will  furnish  to Pacer
unaudited interim financial statements of Parent for each month subsequent to February 28, 2003 as soon as practicable but in any event within thirty (30) days after the close of any such month.

          4.6. LIABILITIES. Except as described in Schedule 4.6, Parent has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Parent Balance Sheet, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since the date of the Balance Sheet, none of which have had or will have a material adverse effect on the financial condition of Parent.

          4.7. ABSENCE OF CHANGES. Except as described in Schedule 4.7, from February 28, 2003 to the date of this Agreement there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of Parent or in its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a material adverse effect on the business, properties or financial condition of Parent.

          4.8. TITLE TO PROPERTIES. Parent has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all encumbrances, liens or charges of any kind or character.

          4.9. COMPLIANCE WITH LAW. The business and activities of Parent has at all times been conducted in accordance with its Articles of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, Parent License (as defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on Parent.

          4.10. TAXES. Except as set forth on Schedule 4.10, Parent has duly filed all federal, state, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by Parent have been paid to the extent that such taxes have become due. Parent has withheld from its employees, or otherwise accrued, the proper and accurate amounts for all periods to account for the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by Parent for the extension of time for the assessment of any taxes. There are not now any examinations of the income tax returns of Parent pending, or any proposed deficiencies or assessments against Parent of additional taxes of any kind.

          4.11. REAL PROPERTIES. Parent has no ownership interest in real property.

          4.12. LEASES OF REAL PROPERTY. All leases pursuant to which Parent is a lessee of any real property (the "PARENT LEASES") are listed in Schedule
4.12 and are valid and enforceable in accordance with their terms. There is not under any of such Parent Leases any material default or any claimed material default by Parent or any event of default or event which with notice or lapse of time, or both, would constitute a material default by Parent and in respect to which Parent has not taken adequate steps to prevent a default on its part from occurring. The copies of the Parent Leases heretofore furnished to Parent are true, correct and complete, and such Parent Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. Parent is lawfully in possession of all real properties of which they are a lessee (the "PARENT LEASED PROPERTIES").

          4.13. CONTINGENCIES. Except as set forth on Schedule 4.13, there are no actions, suits, claims or proceedings pending, or to the knowledge of Parent threatened against, by or affecting, Parent in any court or before any arbitrator or governmental agency that may have a material adverse effect on Parent or which could materially and adversely affect the right or ability of Parent to consummate the transactions contemplated hereby. To the knowledge of Parent, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against Parent. There are no unsatisfied judgments against Parent and no consent decrees or similar agreements to which Parent is subject and which could have a material adverse effect on Parent.

          4.14. MATERIAL CONTRACTS. Schedule 4.14 contains a complete list of all contracts of Parent, which involve consideration in excess of the equivalent of $25,000 or have a term of one year or more (the "PARENT MATERIAL CONTRACTS"). Parent has delivered to Parent a true, correct and complete copy of each of the written contracts. Except as disclosed in Schedule 4.14: (a) Parent has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by Parent or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by Parent to exist.

          4.15.   EMPLOYEE BENEFIT MATTERS.
                  ------------------------

                         (a)    Except as  disclosed  in Schedule  4.15,  Parent
does not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees other than salaries, sales commissions and bonuses, including, but not limited to, any pension, profit sharing, stock option, retirement, bonus, hospitalization, insurance, severance, vacation or other employee benefits (including any housing or social fund contributions) under any practice, agreement or understanding.

                         (b)    Each employee  benefit plan  maintained by or on
behalf of Parent or any other party (including any terminated pension plans) which covers or covered any employees or former employees of Parent (collectively, the "PARENT EMPLOYEE BENEFIT PLAN") is listed in Schedule 4.15. Parent has delivered to Pacer true and complete copies of all such plans and any related documents. With respect to each such plan: (i) no litigation, administrative or other proceeding or claim is pending, or to the knowledge of Parent, threatened or anticipated involving such plan; (ii) there are no outstanding requests for information by participants or beneficiaries of such plan; and (iii) such plan has been administered in compliance in all material respects with all applicable laws and regulations.

                         (c)    Parent  has timely  made  payment in full of all
contributions to all of the Parent Employee Benefit Plans which Parent was obligated to make prior to the date hereof; and there are no contributions declared or payable by Parent to any Parent Employee Benefit Plan which, as of the date hereof, has not been paid in full.

          4.16. POSSESSION OF FRANCHISES, LICENSES, ETC. Parent: (a) possess all material franchises, certificates, licenses, permits and other authorizations (collectively, the "PARENT LICENSES") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Parent Licenses and duly completed all filings and notifications in connection therewith.

          4.17. ENVIRONMENTAL MATTERS. (i) Parent is not in violation, in any material respect, of any Environmental Law; (ii) Parent has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes and other materials required for the operation of its business at present operating levels; and (iii) Parent is not liable or responsible for any material clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of Parent (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by Parent.

          4.18. AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES. Except as disclosed in the Parent Financial Statements, Parent is not a party to any contract, agreement, lease or transaction with, or any other commitment to, (a) any shareholder of Parent, (b) any person related by blood, adoption or marriage to any shareholder of Parent, (c) any director or officer of Parent, (d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or
(e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "PARENT RELATED PARTY" and, collectively, as the "PARENT RELATED PARTIES"). Without limiting the generality of the foregoing, except as disclosed in Parent Financial Statements, no Parent Related Party, directly or indirectly, owns or controls any assets or properties which are used in the business of Parent.

          4.19. BUSINESS PRACTICES. Parent has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office.

          4.20. LITIGATION. There is no suit, action or proceeding pending, and no person has overtly-threatened in a writing delivered to Parent to commence any suit, action or proceeding, against or affecting Parent that would, individually or in the aggregate, have a material adverse effect on Parent, nor is there any judgment, decree, injunction, or order of any governmental entity or arbitrator outstanding against, or, to the knowledge of Parent, pending investigation by any governmental entity involving, Parent that individually or in the aggregate would have a material adverse effect on Parent.

          4.21.   TAX-FREE   TRANSACTION.   The  Merger  and  the   transactions
contemplated hereby shall not result in the imposition of any tax, directly or indirectly, on the Shareholders.

          4.22. FULL DISCLOSURE. No representation or warranty of Parent or Merger Sub contained in this Agreement, and none of the statements or information concerning Parent or Merger Sub contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.   CONDUCT OF BUSINESS PENDING CLOSING.
          -----------------------------------

          5.1. CONDUCT OF BUSINESS OF PACER PENDING CLOSING. Pacer and the Shareholders covenant and agree that between the date hereof and the Closing
Date:

                  5.1.1. BUSINESS IN THE ORDINARY COURSE. The business of Pacer shall be conducted only in the ordinary course, and consistent with past practice. Without limiting the generality of the foregoing:

                         (a)    Pacer   shall  not  enter  into  any   contract,
agreement or other arrangement which would constitute a Pacer Material Contract, except for contracts to sell or supply goods or services to customers in the ordinary course of business at prices and on terms substantially consistent with the prior operating practices of Pacer;

                         (b)    except  for sales of  personal  property  in the
ordinary course of its business, Pacer shall not sell, assign, transfer, mortgage, convey, encumber or otherwise dispose of, or cause the sale, assignment, transfer, mortgage, conveyance, encumbrance or other disposition of any of the assets or properties of Pacer or any interest therein;

                         (c)    Pacer  shall not acquire  any  material  assets,
except expenditures made in the ordinary course of business as reasonably necessary to enable Pacer to conduct its normal business operations and to maintain its normal inventory of goods and materials, at prices and on terms substantially consistent with current market conditions and prior operating practices;

                         (d)    the books,  records and  accounts of Pacer shall
be maintained in the usual, regular and ordinary course of business on a basis consistent with prior practices and in accordance with GAAP;

                         (e)    Pacer shall use its best efforts to preserve its
business organization, to preserve the good will of its suppliers, customers and others having business relations with Pacer, and to retain the services of key employees and agents of Pacer after the Closing Date;

                         (f)    except as they may terminate in accordance  with
the terms of this Agreement, Pacer shall keep in full force and effect, and not cause a default of any of its obligations under, each of its contracts and commitments;

                         (g)    Pacer shall duly comply in all material respects
with all laws applicable to it and to the conduct of its business;

                         (h)    Pacer  shall not  create,  incur or  assume  any
liability or indebtedness, except in the ordinary course of business consistent with past practices;

                         (i)    Pacer  shall  not  make or  commit  to make  any
capital expenditures in excess of one hundred thousand dollars ($100,000) in the aggregate;

                         (j)    other than as  contemplated  in this  Agreement,
Pacer shall not apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of the Shareholder or any Pacer Related Party; and

                         (k)    neither Pacer nor the Shareholders shall take or
omit to take any action which would render any of the Shareholders' representations or warranties untrue or misleading, or which would be a breach of any of the Shareholders' covenants.

                  5.1.2. NO MATERIAL CHANGES. Pacer shall not, without the prior written consent of Parent, which shall not be unreasonably withheld, materially alter its organization, capitalization, or financial structure, practices or operations. Without limiting the generality of the foregoing:

                         (a)    no  change  shall  be  made in the  Articles  of
Incorporation or Bylaws of Pacer;

                         (b)    no  change  shall be made in the  authorized  or
issued capital stock of Pacer;

                         (c)    Pacer  shall  not  issue or grant  any  right or
option to purchase or otherwise acquire any of its capital stock or other securities; and

                         (d)    no  dividend  or other  distribution  or payment
shall be declared or made with respect to any of the capital stock of Pacer.

                  5.1.3. COMPENSATION. No increase shall be made in the compensation or employee benefits payable or to become payable to any director, officer, employee or agent of Pacer, and no bonus or profit-sharing payment or other arrangement (whether current or deferred) shall be made to or with any such director, officer, employee or agent, except in the ordinary course of business and consistent with prior practices.

                  5.1.4. NO OTHER NEGOTIATIONS. Neither Pacer nor the Shareholders shall negotiate with any other corporation, firm or person with respect to the possible acquisition of the assets or stock of Pacer or any of the other matters described herein. Pacer and the Shareholders shall promptly notify Parent of any inquiries or contracts by third parties with respect to the possible acquisition of assets or a controlling stock interest in Pacer.

          5.2.    CONDUCT  OF  BUSINESS  OF  PARENT  PENDING   CLOSING.   Parent
covenants and agrees that between the date hereof and the Closing Date:

                  5.2.1. BUSINESS IN THE ORDINARY COURSE. The business of Parent shall be conducted only in the ordinary course, and consistent with past practice. Without limiting the generality of the foregoing:

                         (a)    Parent  shall  not  enter  into  any   contract,
agreement or other arrangement which would constitute a Parent Material Contract, except for contracts to sell or supply goods or services to customers in the ordinary course of business at prices and on terms substantially consistent with the prior operating practices of Parent;

                         (b)    except  for sales of  personal  property  in the
ordinary course of its business, Parent shall not sell, assign, transfer, mortgage, convey, encumber or otherwise dispose of, or cause the sale, assignment, transfer, mortgage, conveyance, encumbrance or other disposition of any of the assets or properties of Parent or any interest therein;

                         (c)    Parent  shall not acquire any  material  assets,
except expenditures made in the ordinary course of business as reasonably necessary to enable Parent to conduct its normal business operations and to maintain its normal inventory of goods and materials, at prices and on terms substantially consistent with current market conditions and prior operating practices;

                         (d)    the books,  records and accounts of Parent shall
be maintained in the usual, regular and ordinary course of business on a basis consistent with prior practices and in accordance with GAAP;

                         (e)    Parent  shall use its best  efforts to  preserve
its business organization, to preserve the good will of its suppliers, customers and others having business relations with Parent, and to retain the services of key employees and agents of Parent after the Closing Date;

                         (f)    except as they may terminate in accordance  with
the terms of this Agreement, Parent shall keep in full force and effect, and not cause a default of any of its obligations under, each of its contracts and commitments;

                         (g)    Parent   shall  duly  comply  in  all   material
respects with all laws applicable to it and to the conduct of its business;

                         (h)    Parent  shall not  create,  incur or assume  any
liability or indebtedness, except in the ordinary course of business consistent with past practices;

                         (i)    Parent  shall  not  make or  commit  to make any
capital expenditures in excess of one hundred thousand dollars ($100,000) in the aggregate;

                         (j)    other than as  contemplated  in this  Agreement,
Parent shall not apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any Parent Related Party; and

                         (k)    neither Parent nor Merger Sub shall take or omit
to take any action which would render any of the Parent or Merger Sub representations or warranties untrue or misleading, or which would be a breach of any of the Parent's or Merger Sub's covenants.

                  5.2.2. NO MATERIAL CHANGES. Parent shall not, without the prior written consent of Pacer, which shall not be unreasonably withheld, materially alter its organization, capitalization, or financial structure, practices or operations. Without limiting the generality of the foregoing:

                         (a)    no  change  shall  be  made in the  Articles  of
Incorporation or Bylaws of Parent;

                         (b)    no  change  shall be made in the  authorized  or
issued capital stock of Parent;

                         (c)    Parent  shall  not  issue or grant  any right or
option to purchase or otherwise acquire any of its capital stock or other securities; and

                         (d)    no  dividend  or other  distribution  or payment
shall be declared or made with respect to any of the capital stock of Parent.

                  5.2.3. COMPENSATION. No increase shall be made in the compensation or employee benefits payable or to become payable to any director, officer, employee or agent of Parent, and no bonus or profit-sharing payment or other arrangement (whether current or deferred) shall be made to or with any such director, officer, employee or agent, except in the ordinary course of business and consistent with prior practices.

                  5.2.4. NO OTHER NEGOTIATIONS. Parent shall not negotiate with any other corporation, firm or person with respect to the possible acquisition of the assets or stock of Parent or Merger Sub or any of the other matters described herein. Parent shall promptly notify Parent of any inquiries or contracts by third parties with respect to the possible acquisition of assets or a controlling stock interest in Parent or Merger Sub.

          5.3. NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect. Parent and Pacer will promptly notify the other of any event of which such party obtains knowledge which could have a material adverse effect on the business, assets, financial condition or prospects of Parent or Pacer, as applicable. Each party shall have the right to update the Schedules to this Agreement immediately prior to Closing; provided, if such update discloses any breach of a representation, warranty, covenant or obligation of then the non-breaching party shall have the right to then exercise its available rights and remedies hereunder.

     6.   CONDITIONS TO OBLIGATIONS OF ALL PARTIES.
          ----------------------------------------

     The obligation of the Pacer, the Shareholders, Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of Parent, Merger Sub, Pacer and the Shareholders:

          6.1. ABSENCE OF ACTIONS. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving Parent, Merger Sub, the Shareholders or Pacer when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Shareholders, Pacer, Parent or Merger Sub.

          6.2. CONSENTS. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof.

          6.3. DUE DILIGENCE. Each of Parent and Pacer shall have a period of ten (10) days commencing on the execution date hereof (the "Due Diligence Period") in which to conduct due diligence in respect of the transactions contemplated hereby. In the event the Parent or Pacer is not substantially satisfied with its findings, it may provide the other with written notice of its intent not to proceed with the Closing, and it shall have no further obligations under this Agreement, except as specifically provided otherwise herein. In conducting the due diligence, each party shall be entitled to all business, financial and other information regarding the other, as reasonably requested by such party. The validity of the representations and warranties contained herein shall not be affected by the due diligence.

     7.   CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB.
          --------------------------------------------------

     All obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Parent and Merger Sub:

          7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of Pacer or the Shareholders in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

          7.2. ACQUISITION. Pacer shall have acquired its first assisted living facility, which facility shall have at least $750,000 in annual revenues and $170,000 in net income.

          7.3. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. The Shareholders and Pacer shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by the Shareholders and/or by Pacer prior to or on the Closing Date.

          7.4. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of Pacer shall have occurred, no substantial part of the assets of Pacer not substantially covered by insurance shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had or will have a material adverse effect on the business, assets, financial condition or prospects of Pacer.

          7.5. CERTIFICATE OF THE SHAREHOLDERS. The Shareholders shall have executed and delivered, or caused to be executed and delivered, to Parent one or more certificates, dated the Closing Date, certifying in such detail as Parent may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 7.1 through 7.4 above.

     8.   CONDITIONS TO OBLIGATIONS OF PACER AND THE SHAREHOLDERS.
          -------------------------------------------------------

     All of the obligations of Pacer and the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Pacer or the
Shareholders:

          8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of Parent or Merger Sub in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

          8.2. SUBSIDIARIES. Except for the Merger Sub, which is a wholly-owned subsidiary of Parent, and those corporations set forth on Schedule 4.2, Parent shall not maintain more than a five percent (5%) ownership interest in any corporation or other entity.

          8.3. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. Parent and Merger Sub shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by Parent or Merger Sub prior to or on the Closing Date.

          8.4. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of Parent, taken as a whole, shall have occurred, no substantial part of the assets of Parent, taken as a whole, shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had, or will have a material adverse effect on the business, assets, financial condition or prospects of Parent, taken as a whole.

          8.5. CERTIFICATE OF PARENT. Parent and Merger Sub shall have delivered to Pacer a certificate, executed by an executive officer and dated the Closing Date, certifying to the fulfillment and satisfaction of the conditions specified in Sections 8.1 through 8.3 above.

     9.   POST-CLOSING AGREEMENTS.
          -----------------------

          9.1. ACTIONS BY PACER BOARD OF DIRECTORS. After Closing, the Board of Directors of Pacer shall Authorize and direct the officers of Pacer to liquidate the debts and obligations of Parent, as soon as practicable following the Closing.

          9.2.    INFE-VENTURES,   INC..  INFe-Ventures,  Inc.,  the  investment
banking subsidiary of Parent, shall use its best efforts to assist in arranging financing for the Parent to reduce its outstanding debts and liabilities.

          9.3. USE OF INFE NAME. Within one hundred twenty (120) days following the Closing, Parent shall use its best efforts to change its name from INFe, Inc. to _____________________________, and shall assign all rights or interests it may have in or to the name "INFe" to INFe Ventures, Inc.

     10.  INDEMNITY.
          ---------

          10.1. INDEMNIFICATION BY CERTAIN OF THE SHAREHOLDERS. The Shareholders, (hereinafter, collectively, called the "SHAREHOLDER INDEMNITORS"), shall jointly and severally defend, indemnify and hold harmless Parent and its affiliates, officers, directors, employees and agents (hereinafter, collectively, called "PARENT INDEMNITEES") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "PARENT LOSSES"), suffered or incurred by any Parent Indemnitee by reason of, or arising out of:

                         (a)    any  misrepresentation,  breach of  warranty  or
breach or non-fulfillment of any agreement of the Shareholders contained in this Agreement or in any certificate, schedule, instrument or document delivered to Parent by or on behalf of the Shareholders or Pacer pursuant to the provisions of this Agreement; and

                         (b)    any   liabilities   of  Pacer   of  any   nature
whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the Balance Sheet, and required to be shown therein in accordance with GAAP, to the extent not reflected or reserved against in full in the Balance Sheet; or (ii) arising or occurring between June 1, 2003 and the Closing Date, except for liabilities arising in the ordinary course of business, none of which shall have a material adverse effect on Pacer.

          10.2. INDEMNIFICATION BY PARENT. Parent shall defend, indemnify and hold harmless Pacer and the Shareholders against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "SHAREHOLDER LOSSES"), suffered or incurred by the Shareholders by reason of or arising out of:

                         (a)    any  misrepresentation,  breach of  warranty  or
breach or non-fulfillment of any material agreement of Parent contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Shareholders by or on behalf of Parent pursuant to the provisions of this Agreement; and

                         (b)    any   liabilities   of  Pacer   of  any   nature
whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, arising from Parent's ownership or operation of Pacer after Closing, but only so long as such liability is not the result of an act or omission of Pacer or any Shareholder occurring prior to the Closing. Parent Losses and Shareholder Losses are sometimes collectively referred to as "INDEMNIFIABLE LOSSES."

          10.3.   DEFENSE OF CLAIMS.
                  -----------------

                         (a)    Each party seeking indemnification hereunder (an
"INDEMNITEE"): (i) shall provide the other party or parties (the "INDEMNITOR") written notice of any claim or action by a third party arising after the Closing Date for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

                         (b)    If the  Indemnitor  shall not assume the defense
of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

                         (c)    If a non-appealable judgment is rendered against
any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

          10.4. WAIVER. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

     11.  TERMINATION.
          -----------

          11.1. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing:

                         (a)    By mutual  consent of Parent,  Merger Sub, Pacer
and the Shareholders; or

                         (b)    At  the   election   of  Parent   if:   (i)  the
Shareholders or Pacer have breached or failed to perform or comply with any of their representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Section 6 or 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by July 30, 2003; or

                         (c)    At the  election  of the  Shareholders  if:  (i)
Parent or Merger Sub has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 8 is not satisfied as and when required by this Agreement; or (iii) if the Closing has not been consummated by July 30, 2003.

          11.2. MANNER AND EFFECT OF TERMINATION. Written notice of any termination ("TERMINATION NOTICE") pursuant to this Section 11 shall be given by the party electing termination of this Agreement ("TERMINATING PARTY") to the other party or parties (collectively, the "TERMINATED PARTY"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under Sections 2.2 and 2.3; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

     12.  MISCELLANEOUS.
          -------------

          12.1.   NOTICES.
                  -------

                         (a)    All  notices,   requests,   demands,   or  other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of two (2) days after the date sent, if sent overnight by federal express (or similar overnight courier service) to the parties at the following addresses:

     (i)     If to Parent or Merger Sub:   INFe, Inc.
                                           7787 Leesburg Pike, Suite 200
                                           Falls Church, VA 22043
                                           Attn: Thomas Richfield

             with a copy to:               Kirkpatrick & Lockhart LLP
                                           Miami Center, Suite 2000
                                           201 S. Biscayne Blvd.
                                           Miami, Florida 33131
                                           Attn:  Clayton E. Parker, Esq.

     (ii)    If to Pacer:                  Pacer Health Corporation
                                           6101 Blue Lagoon Drive, Suite 420
                                           Miami, Florida 33126
                                           Attn: Rainier Gonzalez, President

             with a copy to:               ---------------------------------

                                           ---------------------------------



     (iv)    If to a Shareholder:          The name and address as listed
                                           on the SCHEDULE A attached hereto.


                         (b)    Notices  may also be given in any  other  manner
permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

          12.2. SURVIVAL. Except as provided in the next sentence, the representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing.

          12.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular section or paragraph. References to "INCLUDING" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

          12.4. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Miami-Dade County, Florida. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Miami-Dade County, Florida. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Miami-Dade County, Florida.

          12.5. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

          12.6. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

          12.7. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

          12.8. HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

          12.9. EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Parent or the Shareholder as each party incurs such expenses, and none of such expenses shall be charged to or paid by Pacer.

          12.10. FINDER'S FEES. Each party hereto represents and warrants to each other party hereto that no broker, agent, finder or other party has been retained by such party in connection with the transactions contemplated hereby and that no fee or commission has been agreed by such party to be paid for or on account of the transactions contemplated hereby.

          12.11. GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

          12.12. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

          12.13. ATTORNEYS FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

          12.14. TIME IS OF THE ESSENCE. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

          12.15. INDEPENDENT REPRESENTATION. Each party hereto acknowledges and agrees that Kirkpatrick & Lockhart LLP has represented solely the Parent in connection with this Agreement. Each party hereto specifically acknowledges and agrees that it has had the opportunity to seek independent counsel of its own choice in connection with this Agreement.

          12.16. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                    PARENT:

                                    INFE, INC.

                                    By:
                                       ---------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERGER SUB:

                                    PACER ACQUISITION, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------


                                    PACER:

                                    PACER HEALTH CORPORATION


                                    By:
                                       ---------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------


                                    SHAREHOLDERS:



                                    ------------------------------------------
                                    Name:  Rainier Gonzalez

                                   SCHEDULE A
                                   ----------


                    SHAREHOLDERS OF PACER HEALTH CORPORATION
                    ----------------------------------------


NAME                  ADDRESS                                       NUMBER OF
                                                                      SHARES

Rainier Gonzalez      3822 SW 167 Terr, Miramar,  FL  33027              1000

                                  SCHEDULE 3.1
                                  ------------


                                 PACER LOCATIONS

6101 Blue Lagoon Drive, Suite 420, Miami, Florida 33126.

                                  SCHEDULE 3.3
                                  ------------


                               PACER SUBSIDIARIES

                                      NONE.

                                  SCHEDULE 3.7
                                  ------------


                                PACER LIABILITIES

Note Payable to AAA Medical Group in the amount of $800,000.

                                  SCHEDULE 3.8
                                  ------------


                           ABSENCE OF CHANGES - PACER

                                  SCHEDULE 3.13
                                  -------------


                           PACER REAL PROPERTY LEASES

                                      NONE

                                  SCHEDULE 3.16
                                  -------------


                            PACER MATERIAL CONTRACTS


     Asset Purchase Agreement between AAA Medical Group, Inc. and Pacer Health Corporation, attached hereto.

     Promissory Note attached hereto.

                                  SCHEDULE 3.17
                                  -------------


                       PACER EMPLOYMENT AND LABOR MATTERS

N/A

                                  SCHEDULE 4.1
                                  ------------


                                PARENT LOCATIONS

Infe, Inc., 7787 Leesburg Pike, Suite 200, Falls Church, VA 22043.

                                 SCHEDULE 4.2(C)
                                 ---------------

                        OUTSTANDING WARRANTS AND OPTIONS


        SEE FORM S-8 FOR INFE, INC. FILED WITH THE SEC ON JUNE 19, 2002.

                               SCHEDULE 4.2(D)(I)

                 PARENT SUBSIDIARIES - GREATER THAN 5% OWNERSHIP

                               INFE HOLDINGS, INC.

                         TELTECH GLOBAL SOLUTIONS, INC.

                               SCHEDULE 4.2(D)(II)
                               -------------------

                       PARENT SUBSIDIARIES - 5% OWNERSHIP

                             INFE-TECHNOLOGIES, INC.
                              INFE-RELATIONS, INC.
                               INFE-VENTURES, INC.
                            NETNETMARKETING.COM, INC.
                             IT*CAREERNET.COM, INC.

                                  SCHEDULE 4.6
                                  ------------


                               PARENT LIABILITIES

Notes Payable.

     1. Two - twenty five thousand dollar loans payable with interest to Elizabeth Sara due on June 30, 2003. (see note documents).
     2. Note payable of $75,000.00 to Free Money, Inc. currently overdue plus applicable interest. (see note documents).
     3. Jay Wright - Note payable of approximately $15,000.00 plus interest loaned for TelTechGlobal Solutions. Loan was extended and payment arrangements have been made utilizing stock issuance of 300,000 shares to liquidate debt.
     4. Note Payable to Europa Global Investments $119,890. Can be settled with stock.

Taxes
     1. IRS Taxes - Due and payable to IRS with penalties and interest as stated in the Company's last 10Q filings.

     2.   State and Local Taxes -
              a.  County Tax - $307.50
              b.  Commonwealth of Virginia - $150.00 Approx.

          Accounts Payable (see schedule from accountants). Certain items can be negotiated.

                                  SCHEDULE 4.7
                                  ------------


                           ABSENCE OF CHANGES - PARENT

Law Suits.

     1. James Dodrill vs INFE, Inc. - May 20, 2003. Dodrill filed request for interrogatories in conjunction with payments due him for legal services in the past. See attached documentation. Issue should be able to settle out of court. INFE attorney is Robert S. Horwitz of Schwartz Horwitz of Boca Raton, Florida.
     2. Rachlin, Cohen Holtz - Suit for payment of past accounting services filed in Circuit Court of the 11th Judicial Circuit In and For District Miami-Dade County, Florida . Case # 03-00139 CA 21. Amount owed is $55,000.00.

                                  SCHEDULE 4.10
                                  -------------

                                  PARENT TAXES

Taxes
     1. IRS Taxes - Due and payable to IRS with penalties and interest as stated in the Company's last 10Q filings.
     2.   State and Local Taxes -
             a.    County Tax - $307.50
             b.    Commonwealth of Virginia - $150.00 Approx.

                                  SCHEDULE 4.12
                                  -------------


                           PARENT REAL PROPERTY LEASES

Company owns no real property and leases space on a month to month basis in Northern Virginia at the rate of $2,000.00 per month.

                                  SCHEDULE 4.13
                                  -------------


                              PARENT CONTINGENCIES

Company served as a VAR for Riverstone networks and Riverstone claims that the Company owes Riverstone approximately $135,000.00 for equipment sold to customers. Company disputes the claim and takes the position that no money is due because of an offset charged by the Company for expenses incurred for Riverstone of $150,000.00. Riverstone has not pursued this item.

                                  SCHEDULE 4.14
                                  -------------


                            PARENT MATERIAL CONTRACTS


     Agreement with Daniels Advisory for the sale of INFE-Human Resources, Inc.

     Contract with Datameg Corp. for services rendered in conjunction with a reverse merger wherein Company has warrants to purchase additional stock in Datameg. (Contract copy attached).

                                  SCHEDULE 4.15
                                  -------------


                       PARENT EMPLOYMENT AND LABOR MATTERS


      None.

                                   EXHIBIT "A"
                                   -----------


                                 PLAN OF MERGER


                                 PLAN OF MERGER


     The  following  Plan of Merger is  submitted  in  compliance  with  Section
607.1101 of the Florida Business Corporation Act:


  1. SURVIVING CORPORATION. The name of the surviving corporation is Pacer Health Corporation, a Florida corporation (the "Surviving Corporation").

  2. MERGING  CORPORATION.   The  name  of  the  merging  corporation  is  Pacer
     Acquisition, Inc., a Florida corporation (the "MERGING CORPORATION").

  3. TERMS AND CONDITIONS OF MERGER. The terms and conditions of the merger are as set forth in that certain Merger Agreement by and among the Surviving Corporation, the Merging Corporation, and the shareholders of each of said entities, a true and correct copy of which is attached hereto as EXHIBIT A (the "MERGER AGREEMENT").

  4. CONVERSION OF SHARES. The manner and basis of converting the shares of the Merging Corporation into shares, or other securities of the Surviving Corporation or, in whole or in part, into cash or other property and the manner and basis of converting rights to acquire shares of the Merging Corporation into rights to acquire shares, obligations, or other securities of the Surviving Corporation or, in whole or in part, into cash or other property are as set forth in the Merger Agreement.

  5. EFFECTIVE DATE. The merger shall become effective (the "Effective Date") upon filing of the Articles of Merger with the Secretary of State of Florida.

  6. EFFECT OF MERGER. Upon the Effective Date of the merger, the Merging Corporation shall be merged with and into the Surviving Corporation such that from the Effective Date, the separate existence of the Merging Corporation shall cease. The Surviving Corporation shall continue its corporate existence under the laws of the State of Florida.


                         [SIGNATURES ON FOLLOWING PAGE]

PACER HEALTH CORPORATION,
  a Florida corporation

BY:  _______________________________

ITS:  ______________________________

DATE:  _____________________________

PACER ACQUISITION, INC.
a Florida corporation

BY :  ______________________________

ITS :  _____________________________

DATE:  _____________________________

                                   EXHIBIT "B"
                                   -----------


                               ARTICLES OF MERGER

                               ARTICLES OF MERGER
                               ------------------


The  following  Articles of Merger are  submitted  in  accordance  with  Section
607.1105 of the Florida Business Corporation Act:

1. The name of the Surviving Corporation is Pacer Health Corporation, a Florida corporation (the "SURVIVING CORPORATION").

2. The name of the Merging Corporation is Pacer Acquisition, Inc., a Florida corporation (the "MERGING CORPORATION").

3. The Plan of Merger is attached as EXHIBIT A.

4. The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

5. The Plan of Merger was adopted by the shareholders of the Surviving Corporation on June ______, 2003.

6. The Plan of Merger was adopted by the shareholders of the Merging Corporation on June _____, 2003.



PACER HEALTH CORPORATION,
A FLORIDA CORPORATION

By:  _____________________________________

Printed/Typed Name:  _____________________

Title:  __________________________________

Date:  June________, 2003


PACER ACQUISITION, INC.
A FLORIDA CORPORATION

By:  ______________________________________

Printed/Typed Name:  ______________________

Title:  ___________________________________

Date:  June_______, 2003